Exhibit 99

Contact:    Robert S. Tissue, Sr. Vice President & CFO
Telephone:    (304) 530-0552
Email:        rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS FOURTH QUARTER 2014 RESULTS
Q4 2014 Diluted EPS $0.32 compared to $0.29 for Q4 2013
MOOREFIELD, WV - January 28, 2015 (GLOBE NEWSWIRE) - Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported fourth quarter 2014 net income applicable to common shares of $3.01 million, or $0.32 per diluted share, compared to $2.59 million, or $0.29 per diluted share, for the fourth quarter of 2013, representing an increase of 16.0 percent, or 10.3 percent per diluted share. Q4 2014 earnings compared to Q4 2013 were positively impacted by a $948,000 increase in net interest income and a $1.0 million decline in provision for loan losses, but were negatively impacted by a $686,000 increase in noninterest expense, which included a fraud loss of $461,000.
Excluding from fourth quarter 2014 (on a pre-tax basis) realized securities gains of $149,000, losses on sales of foreclosed properties of $628,000, write-downs of foreclosed properties of $300,000 and the $461,000 fraud loss, Q4 2014 core earnings approximated $3.79 million, or $0.40 per diluted share. Excluding from Q4 2013 (on a pre-tax basis) realized securities gains of $124,000, gains on sales of foreclosed properties of $28,000, and write-downs of foreclosed properties of $644,000, Q4 2013 core earnings approximated $2.90 million, or $0.32 per diluted share.
For the year ended December 31, 2014, Summit recorded net income applicable to common shares of $10.59 million, or $1.17 per diluted share, compared with $7.29 million, or $0.84 per diluted share, for 2013, representing an increase of 45.1%, or 39.3% per diluted share.
Excluding from the full-year 2014 nonrecurring items (on a pre-tax basis) comprised of realized securities gains of $213,000, losses on sales of foreclosed properties of $827,000, OTTI charges of $1,000 and write-downs of foreclosed properties of $3.77 million, and from the 2013 full year realized securities gains of $240,000, losses on sale of foreclosed properties of $518,000, OTTI charges of $118,000 and write-downs of foreclosed properties of $3.72 million, core earnings for full-year 2014 were approximately $13.64 million, or $1.50 per diluted share, compared to $9.89 million, or $1.12 per diluted share, for full-year 2013.
Highlights for Q4 2014 include:

•
Nonperforming assets declined for the twelfth consecutive quarter. Compared to the linked quarter, nonperforming assets as a percentage of total assets declined from 4.10 percent to 3.48 percent, reaching its lowest level since Q2 2008; foreclosed properties are at the lowest level since Q3 2009.

•	Net interest margin declined 5 basis points compared to the linked quarter, but has increased 18 basis points since Q4 2013.

•	Achieved loan growth of $26.6 million, or 2.7 percent (non-annualized) during Q4 2014, and $81.3 million, or 8.6 percent during 2014.

•	Recorded charges of $300,000 to write-down foreclosed properties compared to $1.58 million in Q3 2014 and $644,000 in Q4 2013.

•	Summit’s regulatory capital ratios are at the highest levels in fourteen years.

H. Charles Maddy III, President and Chief Executive Officer of Summit, commented, “The year just concluded marked a milestone of Summit’s recovery from the effects of the economic downturn of the last decade. Our earnings improvements, growing loan portfolio, increasing revenues, improved net interest earnings, strengthened capital, reductions in our portfolio of problem assets and the recent lifting of regulatory memorandum, all serve as evidence of achievement of this goal. Further, we are very pleased to end 2014 with another quarter of solid performance, which gives us optimism as we look forward to 2015 and beyond.”
Results from Operations
Total revenue for fourth quarter 2014, consisting of net interest income and noninterest income, grew 6.8 percent to $13.8 million compared to $12.9 million for the fourth quarter 2013. For the year-to-date period ended December 31, 2014, total revenue was $53.6 million compared to $50.0 million for 2013, representing a 7.2 percent increase.
Total core revenue (excluding nonrecurring items, enumerated above) was $13.6 million for fourth quarter 2014 compared to $12.8 million for the same prior-year quarter, an increase of 6.6 percent. For full-year 2014, total core revenue (excluding nonrecurring items) was $53.4 million compared to $49.9 million for full-year 2013, a 7.0 percent improvement.
For the fourth quarter of 2014, net interest income was $11.0 million, an increase of 9.5 percent from the $10.0 million reported in the prior-year fourth quarter and decreased $126,000 compared to the linked quarter. The net interest margin for fourth quarter 2014 was 3.42 percent compared to 3.24 percent for the year-ago quarter, and 3.47 percent for the linked quarter.
Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary and service fee income from community banking activities, for fourth quarter 2014 was $2.82 million compared to $2.90 million for the comparable period of 2013. Excluding realized securities gains/losses and OTTI of securities, noninterest income was $2.67 million for fourth quarter 2014, compared to $2.77 million reported for fourth quarter 2013.
Summit recognized no provision for loan losses in fourth quarter 2014, compared to $250,000 for the linked quarter and $1.0 million for the year-ago quarter.
Core noninterest expense continues to be well-controlled. Total noninterest expense increased 8.1% to $9.11 million compared to $8.42 million for the prior-year fourth quarter. Excluding from noninterest expense (on a pre-tax basis) losses on sales of foreclosed properties of $628,000 in Q4 2014 and gains of $28,000 in Q4 2013, write-downs of foreclosed properties of $300,000 in Q4 2014 and $644,000 in Q4 2013, and a fraud loss in Q4 2014 of $461,000, noninterest expense would have approximated $7.72 million for Q4 2014 compared to $7.81 million for the comparable period of 2013. Noninterest expense for the full-year 2014 increased 1.6% compared to 2013.
Balance Sheet
At December 31, 2014, total assets were $1.44 billion, an increase of $57.3 million, or 4.1 percent since December 31, 2013. Total loans, net of unearned fees and allowance for loan losses, were $1.02 billion at December 31, 2014, up $82.8 million, or 8.8 percent, from the $937.1 million reported at year-end 2013.
At December 31, 2014, deposits were $1.06 billion, an increase of $57.5 million, or 5.7 percent, since year end 2013. During 2014, checking and savings grew by $40.0 million and $60.1 million, respectively, or 14.3 percent and 31.1 percent, respectively. Long-term borrowings and subordinated debentures declined by 43.0 percent since year end 2013, as the Company paid down $86.0 million in maturing borrowings, which was funded by growth in checking and savings deposits and short-term borrowings.
Asset Quality
As of December 31, 2014, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $50.2 million, or 3.48 percent of assets. This compares to $58.5 million, or 4.10 percent of assets at the linked quarter, and $72.3 million, or 5.22 percent of assets, at fourth quarter 2013.

Fourth quarter 2014 net loan recoveries were $126,000, or 0.05 percent of average loans annualized. The allowance for loan losses stood at $11.2 million, or 1.08 percent of total loans at December 31, 2014, compared to 1.33 percent at year-end 2013.
Capital Adequacy
Shareholders’ equity was $131.6 million as of December 31, 2014 compared to $111.1 million December 31, 2013. Tangible book value per common share increased to $11.86 at December 31, 2014 compared to $10.72 at December 31, 2013.
Summit's depository institution, Summit Community Bank, Inc. (the “Bank”), is well in excess of regulatory requirements for a "well capitalized" institution at December 31, 2014. The Bank’s total risk-based capital ratio was 15.3 percent at December 31, 2014 compared to 15.7 percent at December 31, 2013, while its Tier 1 leverage capital ratio improved to 10.6 percent from the 10.4 percent reported at December 31, 2013.
About the Company
Summit Financial Group, Inc. is a $1.44 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and South Central regions of West Virginia and the Northern and Shenandoah Valley regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates fifteen banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.
FORWARD-LOOKING STATEMENTS
This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.
Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies. We undertake no obligation to revise these statements following the date of this press release.
NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP"). Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, gains/losses on sales of assets, and write-downs of foreclosed properties to estimated fair value included in its Statements of Income. Management deems believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Summit's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q4 2014 vs Q4 2013
	For the Quarter Ended		Percent
Dollars in thousands	12/31/2014	12/31/2013	Change
Condensed Statements of Income
Interest income
Loans, including fees	$12,666	$12,507	1.3%
Securities	1,784	1,850	-3.6%
Other	2	2	0.0%
Total interest income	14,452	14,359	0.6%
Interest expense
Deposits	2,130	2,317	-8.1%
Borrowings	1,371	2,039	-32.8%
Total interest expense	3,501	4,356	-19.6%
Net interest income	10,951	10,003	9.5%
Provision for loan losses	—	1,000	-100.0%
Net interest income after provision for loan losses	10,951	9,003	21.6%

Noninterest income
Insurance commissions	1,023	1,056	-3.1%
Service fees related to deposit accounts	1,113	1,124	-1.0%
Realized securities gains	149	124	20.2%
Other-than-temporary impairment of securities	—	—	n/a
Other income	537	592	-9.3%
Total noninterest income	2,822	2,896	-2.6%
Noninterest expense
Salaries and employee benefits	4,133	4,024	2.7%
Net occupancy expense	495	466	6.2%
Equipment expense	487	580	-16.0%
Professional fees	452	295	53.2%
FDIC premiums	315	502	-37.3%
Foreclosed properties expense	239	209	14.4%
Loss (gain) on sales of foreclosed properties	628	(28)	-2342.9%
Write-downs of foreclosed properties	300	644	-53.4%
Other expenses	2,061	1,732	19.0%
Total noninterest expense	9,110	8,424	8.1%
Income before income taxes	4,663	3,475	34.2%
Income taxes	1,464	687	113.1%
Net income	3,199	2,788	14.7%
Preferred stock dividends	191	194	-1.5%

Net income applicable to common shares	$3,008	$2,594	16.0%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q4 2014 vs Q4 2013

	For the Quarter Ended		Percent
	12/31/2014	12/31/2013	Change
Per Share Data
Earnings per common share
Basic	$0.39	$0.35	11.4%
Diluted	$0.32	$0.29	10.3%

Average shares outstanding
Basic	7,796,508	7,450,379	4.6%
Diluted	9,963,214	9,624,312	3.5%

Performance Ratios
Return on average equity (A)	10.10%	10.15%	-0.5%
Return on average assets	0.89%	0.80%	11.3%
Net interest margin	3.42%	3.24%	5.6%
Efficiency ratio (B)	53.07%	57.31%	-7.4%

NOTE (A) - Net income divided by total shareholders’ equity.

NOTE (B) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Annual Performance Summary -- 2014 vs 2013

	For the Years Ended		Percent
Dollars in thousands	12/31/2014	12/31/2013	Change
Condensed Statements of Income
Interest income
Loans, including fees	$50,430	$50,741	-0.6%
Securities	7,188	6,534	10.0%
Other	8	5	60.0%
Total interest income	57,626	57,280	0.6%
Interest expense
Deposits	8,995	10,392	-13.4%
Borrowings	6,246	8,085	-22.7%
Total interest expense	15,241	18,477	-17.5%
Net interest income	42,385	38,803	9.2%
Provision for loan losses	2,250	4,500	-50.0%
Net interest income after provision for loan losses	40,135	34,303	17.0%

Noninterest income
Insurance commissions	4,400	4,429	-0.7%
Service fees related to deposit accounts	4,405	4,325	1.8%
Realized securities gains	213	240	-11.3%
Other-than-temporary impairment of securities	(1)	(118)	-99.2%
Other income	2,206	2,333	-5.4%
Total noninterest income	11,223	11,209	0.1%
Noninterest expense
Salaries and employee benefits	16,185	16,178	0.0%
Net occupancy expense	2,023	1,853	9.2%
Equipment expense	2,086	2,303	-9.4%
Professional fees	1,429	1,181	21.0%
FDIC premiums	1,792	2,060	-13.0%
Foreclosed properties expense	1,020	1,045	-2.4%
Loss on sales of foreclosed properties	827	518	59.7%
Write-downs of foreclosed properties	3,771	3,722	1.3%
Other expenses	6,191	5,896	5.0%
Total noninterest expense	35,324	34,756	1.6%
Income before income taxes	16,034	10,756	49.1%
Income taxes	4,678	2,688	74.0%
Net income	11,356	8,068	40.8%
Preferred stock dividends	771	775	-0.5%

Net income applicable to common shares	$10,585	$7,293	45.1%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Annual Performance Summary -- 2014 vs 2013

	For the Years Ended		Percent
	12/31/2014	12/31/2013	Change
Per Share Data
Earnings per common share
Basic	$1.40	$0.98	42.9%
Diluted	$1.17	$0.84	39.3%

Average shares outstanding
Basic	7,539,444	7,442,689	1.3%
Diluted	9,711,561	9,621,504	0.9%

Performance Ratios
Return on average equity (A)	9.54%	7.38%	29.3%
Return on average assets	0.80%	0.58%	37.9%
Net interest margin	3.39%	3.22%	5.3%
Efficiency ratio (B)	52.78%	56.48%	-6.6%

NOTE (A) - Net income divided by total average shareholders’ equity.

NOTE (B) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Condensed Statements of Income
Interest income
Loans, including fees	$12,666	$13,033	$12,515	$12,216	$12,507
Securities	1,784	1,724	1,827	1,852	1,850
Other	2	3	2	2	2
Total interest income	14,452	14,760	14,344	14,070	14,359
Interest expense
Deposits	2,130	2,288	2,335	2,241	2,317
Borrowings	1,371	1,395	1,689	1,791	2,039
Total interest expense	3,501	3,683	4,024	4,032	4,356
Net interest income	10,951	11,077	10,320	10,038	10,003
Provision for loan losses	—	250	1,000	1,000	1,000
Net interest income after provision for loan losses	10,951	10,827	9,320	9,038	9,003

Noninterest income
Insurance commissions	1,023	1,105	1,091	1,181	1,056
Service fees related to deposit accounts	1,113	1,177	1,101	1,043	1,124
Realized securities gains (losses)	149	128	(43)	(22)	124
Other-than-temporary impairment of securities	—	—	(1)	—	—
Other income	537	503	557	581	592
Total noninterest income	2,822	2,913	2,705	2,783	2,896
Noninterest expense
Salaries and employee benefits	4,133	4,026	4,045	3,980	4,024
Net occupancy expense	495	482	505	541	466
Equipment expense	487	520	513	566	580
Professional fees	452	380	282	316	295
FDIC premiums	315	480	495	502	502
Foreclosed properties expense	239	298	229	254	209
Loss (gain) on sale of foreclosed properties	628	70	54	75	(28)
Write-downs of foreclosed properties	300	1,580	962	928	644
Other expenses	2,061	1,350	1,445	1,336	1,732
Total noninterest expense	9,110	9,186	8,530	8,498	8,424
Income before income taxes	4,663	4,554	3,495	3,323	3,475
Income taxes	1,464	1,218	1,063	934	687
Net income	3,199	3,336	2,432	2,389	2,788
Preferred stock dividends	191	193	193	194	194
Net income applicable to common shares	$3,008	$3,143	$2,239	$2,195	$2,594

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Per Share Data
Earnings per common share
Basic	$0.39	$0.42	$0.30	$0.29	$0.35
Diluted	$0.32	$0.35	$0.25	$0.25	$0.29

Average shares outstanding
Basic	7,796,508	7,457,222	7,457,222	7,453,370	7,450,379
Diluted	9,963,214	9,630,293	9,630,699	9,628,927	9,624,312

Performance Ratios
Return on average equity (A)	10.10%	11.13%	8.37%	8.46%	10.15%
Return on average assets	0.89%	0.93%	0.69%	0.69%	0.80%
Net interest margin	3.42%	3.47%	3.32%	3.33%	3.24%
Efficiency ratio - (B)	53.07%	51.19%	52.86%	54.13%	57.31%

NOTE (A) - Net income divided by average total shareholders’ equity.

NOTE (B) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Assets
Cash and due from banks	$3,728	$3,933	$3,749	$3,827	$3,442
Interest bearing deposits other banks	8,783	9,300	9,970	13,424	8,340
Securities	282,834	282,401	287,883	281,865	288,780
Loans, net	1,019,842	993,347	992,816	962,714	937,070
Property held for sale	37,529	47,252	48,783	52,241	53,392
Premises and equipment, net	20,060	20,132	20,301	20,457	20,623
Intangible assets	7,698	7,748	7,798	7,861	7,949
Cash surrender value of life insurance policies	36,700	36,417	36,151	35,881	35,611
Other assets	26,394	28,139	28,507	27,847	31,020
Total assets	$1,443,568	$1,428,669	$1,435,958	$1,406,117	$1,386,227

Liabilities and Shareholders' Equity
Deposits	$1,061,314	$1,054,454	$1,057,795	$1,052,630	$1,003,812
Short-term borrowings	123,633	127,432	91,729	68,974	62,769
Long-term borrowings and subordinated debentures	113,879	114,855	158,331	159,881	199,905
Other liabilities	13,098	10,566	10,638	10,105	8,669
Shareholders' equity	131,644	121,362	117,465	114,527	111,072
Total liabilities and shareholders' equity	$1,443,568	$1,428,669	$1,435,958	$1,406,117	$1,386,227

Book value per common share (A)	$12.60	$12.62	$12.21	$11.91	$11.55
Tangible book value per common share (A)	$11.86	$11.81	$11.40	$11.09	$10.72
Tangible equity / Tangible assets	8.6%	8.0%	7.7%	7.6%	7.5%

NOTE (A) - Assumes conversion of convertible preferred stock

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Summit Financial Group, Inc.
Total Risk Based Capital	14.9%	14.3%	14.2%	14.2%	14.5%
Tier 1 Risk-based Capital	13.3%	12.5%	12.4%	12.4%	12.4%
Tier 1 Leverage Ratio	9.9%	9.2%	9.0%	9.0%	8.9%

Summit Community Bank, Inc.
Total Risk Based Capital	15.3%	15.5%	15.6%	15.6%	15.7%
Tier 1 Risk-based Capital	14.2%	14.4%	14.5%	14.5%	14.5%
Tier 1 Leverage Ratio	10.6%	10.5%	10.6%	10.6%	10.4%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Commercial	$88,590	$83,762	$90,096	$93,517	$88,352
Commercial real estate
Owner occupied	157,783	156,765	154,260	150,025	149,618
Non-owner occupied	317,136	314,577	314,439	297,197	280,790
Construction and development
Land and development	67,881	61,088	64,246	67,342	71,453
Construction	28,591	27,239	20,902	18,327	15,155
Residential real estate
Non-jumbo	220,071	218,125	219,569	215,665	212,946
Jumbo	52,879	51,917	52,487	51,406	53,406
Home equity	67,115	64,256	61,248	56,161	54,844
Consumer	19,456	19,906	19,777	19,106	19,889
Other	11,507	6,753	6,798	5,037	3,276
Total loans, net of unearned fees	1,031,009	1,004,388	1,003,822	973,783	949,729
Less allowance for loan losses	11,167	11,041	11,006	11,069	12,659
Loans, net	$1,019,842	$993,347	$992,816	$962,714	$937,070

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Deposit Composition

Dollars in thousands	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Non interest bearing checking	$115,427	$104,442	$106,134	$99,445	$92,837
Interest bearing checking	204,030	195,183	187,855	195,898	186,578
Savings	253,578	255,880	243,323	228,854	193,446
Time deposits	488,279	498,949	520,483	528,433	530,951
Total deposits	$1,061,314	$1,054,454	$1,057,795	$1,052,630	$1,003,812

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information
	For the Quarter Ended
Dollars in thousands	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Gross loan charge-offs	$362	$297	$1,312	$2,862	$1,669
Gross loan recoveries	(488)	(82)	(249)	(272)	(289)
Net loan charge-offs	$(126)	$215	$1,063	$2,590	$1,380

Net loan charge-offs to average loans (annualized)	-0.05%	0.09%	0.43%	1.08%	0.58%
Allowance for loan losses	$11,167	$11,041	$11,006	$11,069	$12,659
Allowance for loan losses as a percentage of period end loans	1.08%	1.10%	1.10%	1.14%	1.33%

Nonperforming assets:
Nonperforming loans
Commercial	$392	$309	$415	$866	$1,224
Commercial real estate	1,844	936	1,537	2,834	2,318
Commercial construction and development	—	—	3,601	3,653	3,782
Residential construction and development	4,619	4,592	5,248	6,599	9,048
Residential real estate	5,556	5,257	3,289	2,890	2,446
Consumer	83	146	129	73	128
Total nonperforming loans	12,494	11,240	14,219	16,915	18,946
Foreclosed properties
Commercial	110	110	110	—	—
Commercial real estate	5,204	5,815	5,762	8,523	9,903
Commercial construction and development	10,179	10,178	10,363	11,097	11,125
Residential construction and development	19,267	20,431	20,557	20,640	20,485
Residential real estate	2,769	10,718	11,991	11,981	11,879
Total foreclosed properties	37,529	47,252	48,783	52,241	53,392
Other repossessed assets	221	34	—	28	8
Total nonperforming assets	$50,244	$58,526	$63,002	$69,184	$72,346

Nonperforming loans to period end loans	1.21%	1.12%	1.42%	1.74%	1.99%
Nonperforming assets to period end assets	3.48%	4.10%	4.39%	4.92%	5.22%

Loans Past Due 30-89 Days
	For the Quarter Ended
In thousands	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013

Commercial	$382	$253	$376	$52	$74
Commercial real estate	266	1,094	1,032	1,310	1,809
Construction and development	2,278	324	156	754	1,628
Residential real estate	7,413	5,087	5,775	3,847	4,332
Consumer	269	427	585	219	292
Other	14	18	—	—	—
Total	$10,622	$7,203	$7,924	$6,182	$8,135

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q4 2014 vs Q4 2013
	Q4 2014			Q4 2013
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$1,006,641	$12,562	4.95%	$950,162	$12,450	5.20%
Tax-exempt	9,488	158	6.61%	5,084	89	6.95%
Securities
Taxable	207,577	1,127	2.15%	226,710	1,273	2.23%
Tax-exempt	83,729	995	4.71%	74,777	871	4.62%
Interest bearing deposits other banks and Federal funds sold	8,102	2	0.10%	8,156	1	0.05%
Total interest earning assets	1,315,537	14,844	4.48%	1,264,889	14,684	4.61%

Noninterest earning assets
Cash & due from banks	3,564			4,279
Premises & equipment	20,149			20,689
Other assets	107,467			109,534
Allowance for loan losses	(11,239)			(13,449)
Total assets	$1,435,568			$1,385,942

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$199,932	$60	0.12%	$188,839	$63	0.13%
Savings deposits	254,986	443	0.69%	193,889	277	0.57%
Time deposits	489,884	1,627	1.32%	528,370	1,977	1.48%
Short-term borrowings	124,001	97	0.31%	59,378	45	0.30%
Long-term borrowings and subordinated debentures	114,533	1,274	4.41%	199,917	1,993	3.96%
Total interest bearing liabilities	1,183,336	3,501	1.17%	1,170,393	4,355	1.48%

Noninterest bearing liabilities
Demand deposits	113,926			97,371
Other liabilities	11,633			8,286
Total liabilities	1,308,895			1,276,050

Shareholders' equity - preferred	9,249			9,295
Shareholders' equity - common	117,424			100,597
Total liabilities and shareholders' equity	$1,435,568			$1,385,942

NET INTEREST EARNINGS		$11,343			$10,329

NET INTEREST MARGIN			3.42%			3.24%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2014 vs YTD 2013
	YTD 2014			YTD 2013
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$984,723	$50,078	5.09%	$949,616	$50,505	5.32%
Tax-exempt	7,823	533	6.81%	5,440	388	7.13%
Securities
Taxable	211,700	4,692	2.22%	208,588	4,131	1.98%
Tax-exempt	81,549	3,780	4.64%	75,707	3,647	4.82%
Interest bearing deposits other banks
and Federal funds sold	9,325	8	0.09%	7,821	5	0.06%
Total interest earning assets	1,295,120	59,091	4.56%	1,247,172	58,676	4.70%

Noninterest earning assets
Cash & due from banks	3,756			4,381
Premises & equipment	20,346			20,926
Other assets	112,504			125,629
Allowance for loan losses	(11,724)			(15,152)
Total assets	$1,420,002			$1,382,956

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$192,190	$222	0.12%	$181,413	$255	0.14%
Savings deposits	238,340	1,580	0.66%	195,398	1,152	0.59%
Time deposits	513,110	7,193	1.40%	556,644	8,985	1.61%
Short-term borrowings	100,786	306	0.30%	34,098	95	0.28%
Long-term borrowings and
subordinated debentures	142,213	5,939	4.18%	202,237	7,991	3.95%
	1,186,639	15,240	1.28%	1,169,790	18,478	1.58%
Noninterest bearing liabilities
Demand deposits	104,262			94,943
Other liabilities	10,119			8,951
Total liabilities	1,301,020			1,273,684

Shareholders' equity - preferred	9,276			9,313
Shareholders' equity - common	109,706			99,959
Total liabilities and shareholders' equity	$1,420,002			$1,382,956

NET INTEREST EARNINGS		$43,851			$40,198

NET INTEREST MARGIN			3.39%			3.22%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended			For the Years Ended
Dollars in thousands	12/31/2014	9/30/2014	12/31/2013	12/31/2014	12/31/2013

Core earnings applicable to common shares	$3,789	$4,101	$2,904	$13,639	$9,887

Realized securities gains (losses)	149	128	124	213	240
Applicable income tax effect	(55)	(47)	(46)	(79)	(89)
Gain (loss) on sale of foreclosed properties	(628)	(70)	28	(827)	(518)
Applicable income tax effect	232	26	(10)	306	192
Other-than-temporary impairment of securities	—	—	—	(1)	(118)
Applicable income tax effect	—	—	—	—	44
Fraud loss	(461)	—	—	(461)	—
Applicable income tax effect	171	—	—	171	—
Write-downs foreclosed properties	(300)	(1,580)	(644)	(3,771)	(3,722)
Applicable income tax effect	111	585	238	1,395	1,377
	(781)	(958)	(310)	(3,054)	(2,594)
GAAP net income applicable to common shares	$3,008	$3,143	$2,594	$10,585	$7,293

Core diluted earnings per common share	$0.40	$0.45	$0.32	$1.50	$1.12

Realized securities gains (losses)	0.01	0.01	0.01	0.02	0.02
Applicable income tax effect	—	—	—	(0.01)	(0.01)
Gain (loss) on sale of foreclosed properties	(0.06)	(0.01)	—	(0.09)	(0.05)
Applicable income tax effect	0.02	—	—	0.03	0.02
Other-than-temporary impairment of securities	—	—	—	—	(0.01)
Applicable income tax effect	—	—	—	—	—
Fraud loss	(0.05)	(0.01)	—	(0.05)	—
Applicable income tax effect	0.02	—	—	0.02	—
Write-downs of foreclosed properties	(0.03)	(0.16)	(0.07)	(0.39)	(0.39)
Applicable income tax effect	0.01	0.06	0.03	0.14	0.14
	(0.08)	(0.11)	(0.03)	(0.33)	(0.28)
GAAP diluted earnings per common share	$0.32	$0.34	$0.29	$1.17	$0.84

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended			For the Years Ended
Dollars in thousands	12/31/2014	9/30/2014	12/31/2013	12/31/2014	12/31/2013

Total core revenue	$13,624	$13,862	$12,775	$53,396	$49,890

Realized securities gains/(losses)	149	128	124	213	240
Other-than-temporary impairment of securities	—	—	—	(1)	(118)
	149	128	124	212	122
GAAP total revenue	$13,773	$13,990	$12,899	$53,608	$50,012

Total core noninterest income	$2,673	$2,785	$2,772	$11,011	$11,087

Realized securities gains/(losses)	149	128	124	213	240
Other-than-temporary impairment of securities	—	—	—	(1)	(118)
	149	128	124	212	122
GAAP total noninterest income	$2,822	$2,913	$2,896	$11,223	$11,209

Total core noninterest expense	$7,721	$7,535	$7,809	$30,726	$30,516

Fraud loss	461	—	—	461	—
(Gains)/losses on sales of foreclosed properties	628	70	(28)	827	518
Write-downs of foreclosed properties	300	1,580	644	3,771	3,722
	1,389	1,650	616	5,059	4,240
GAAP total noninterest expense	$9,110	$9,185	$8,425	$35,785	$34,756